LEASE AGREEMENT
                                 ---------------


      AGREEMENT of Lease made this 7th day of October, 2005 by and between, Adom Realty Trust, a Massachusetts Realty Trust by Antonio Moda, its Trustee, P.O. Box 132 West Boxford, Massachusetts 01885 its heirs, successors and assigns where the context so admits, (hereinafter referred to as "LESSOR"), and YDI Wireless, Inc., a Delaware Corporation, 2115 O'Nel Drive, San Jose, California 95131 (hereinafter referred as its "LESSEE").

      Whereas, the LESSEE is desirous of leasing the Property as described below and the LESSOR is willing to lease said Property to LESSEE upon the terms and conditions hereinafter set forth:

1.    PROPERTY
      --------
      That portion of the building located at 22 Parkridge Road, Haverhill, Essex County, containing approximately 17,316 square feet, more or less, on first floor and mezzanine, hereinafter referred to as the "Premises" or the "Property". (See Exhibit A.)

2.    TERM
      ----
      Unless sooner terminated as hereinafter provided, the term of this Lease shall be for a period of approximately 10 years, commencing on the later of (a) November 1, 2005 (C.D.) or (b) ten (10) days after written notice of substantial completion by Lessor of its contemplated renovations and ending on October 31, 2015, (this Term is subject to Lessee's early
      Termination Rights as described in Addendum 3),,. The LESSEE shall thereafter hold said Property hereby leased during the full term of this lease and paying rent stated in Paragraph 3 for said term.

3.    BASE RENT
      ---------
      LESSEE shall pay to LESSOR base rent at the rate of six ($6.00) dollars per year, payable in advance in twelve (12) monthly installments of $8,658. on the first day of each calendar month in advance, the first monthly payment (for the third month of the term of this Lease) to be made on execution of this Lease, including payment in advance for appropriate fractions of a monthly payment for any portion of a month at the commencement of said term or at the termination of this Lease, all payments to be made to LESSOR or its agent, at P.O. Box 132, West Boxford, Massachusetts 01855 or at such other place as LESSOR shall from time to time designate in writing. * The first two months of the term of this Lease are hereby provided to LESSEE without charge.

      The Base Rent for each year of the term (the Base Rent) shall be as follows:

       Lease Year         Per SF            Per Year          Per Month
       ----------         ------            --------          ---------
       1                  $6.00             * $86,580.       $ 8,658.06
       2-3                $6.50             $112,554.        $ 9,379.50
       4-5                $6.75             $116,883.        $ 9,740.25
       6-7                $7.00             $121,212.        $10,101.00
       8                  $7.20             $124,675         $10,389.60
       9                  $7.40             $128,138         $10,678.20
       10                 $7.60             $131,601.        $10,966.80

      The LESSEE agrees that it will during said Term and for such further time as the said LESSEE or any person or persons claiming under it shall hold said Property or any part thereof pay unto the LESSOR and its assigns and successor the said yearly rent herein before provided for upon the days herein before appointed for the payment of rent during said term.

4.    PAYMENTS UPON SIGNING AGREEMENT
      -------------------------------
      LESSEE shall pay to LESSOR upon the Execution of this Agreement the First Month's rent per Paragraph 3, $8,658.00 and the Additional Rent per Paragraph 7, $2,164.50 and the Security Deposit per Paragraph 5, $10,822,56 for a Total Due upon Execution of this Lease, $21,645.06.

5.    SECURITY DEPOSIT
      ----------------
      Upon the execution of this Lease, LESSEE shall pay to LESSOR a security deposit in the amount of $10,822.56., which shall be held as security for the LESSEE's performance as provided herein and refunded to LESSEE without interest within thirty (30) days of the expiration or earlier termination oft this Lease subject to LESSEE's satisfactory compliance with the conditions hereof. LESSOR shall not be required to segregate any such sums held as a security deposit from other funds of the LESSOR.

6.    USE OF PROPERTY
      ---------------
      LESSEE shall use the leased Property only for the purpose of Office, Research and Development, Manufacturing, and Warehouse. LESSEE agrees that said use of the Property by LESSEE shall be in accordance with the Zoning-By-Laws of the Town or City that the Property is situated in as amended from time to time. If the Property is not zoned so as to allow Lessee's use as set forth in the foregoing, Lessee may terminate this Lease upon thirty (30) days notice to Lessor and upon Lessee's vacating the Property in accordance with this Lease, all obligations of the parties hereto shall cease.

7.    ADDITIONAL RENT
      ---------------
      (A) During each year of the initial term of this Lease and any renewal term, LESSEE shall pay to LESSOR, as additional rent, LESSEE's proportionate share of any and all real estate taxes assessed for or with respect to the land and building of which the leased Property are a part for all tax periods wholly or partially included in the term of this Lease. The term "real estate taxes" shall mean the real estate taxes and assessments imposed upon the land and building of which the leased Property are a part, including, but not limited to, any and all other taxes, levies, betterments, assessments and charges arising from the ownership and/or the operation of the building which are or shall be imposed by Federal, State, Municipal or other authorities, and which are or may become a lien upon said land and building. If due to a future change in the method of taxation, any franchise, income or profit tax shall be levied against LESSOR in substitution for or in lieu of any tax which would otherwise constitute real estate taxes or if a specific tax on rentals from the building shall be levied against LESSOR, such franchise, rental, income or profit tax shall be deemed to constitute real estate taxes for the purposes hereof. LESSEE's proportionate share of any such real estate taxes shall be a sum equal to 33.42 percent of such real estate taxes as defined hereinabove.

      (B) During each year of the initial term of this Lease and any renewal term, LESSEE shall pay to LESSOR 33.42 percent of LESSOR's operating costs which include, but not limited to management fees (capped at 5% of gross rents of building), fire protection, security guard/alarms, utilities, supplies, janitorial services, rubbish removal and snow and ice removal, routine maintenance and replacement of landscaping, and premiums for public liability and property, damage, fire, and extended coverage insurance. LESSEE shall not be responsible for (i) capital improvements; (ii) salaries of officers and executives of the LESSOR; (iii) depreciation of the Building; (iv) expenses relating to alterations made by the LESSEE;
            (v) interest and amortization of principal on indebtedness; (vi) if already charged to LESSEE, expenses for which the LESSOR, by the terms of this Lease, or any other lease or rental arrangement makes a separate charge; (vii) real estate taxes as part of the operating fees; (viii) the cost of any electric current furnished exclusively to and responsible to be paid for by any Building occupant (other than LESSEE); (ix) leasing fees or commissions; (x) the cost to perform an environmental site assessment of the Property and, if pollutants are found thereby, to clean the Property of same and the cost of any work needed to have the Property comply with any environmental laws; (xi) any cost incurred to benefit Building occupants other than LESSEE; (xii) any ground lease rent; (xiii) any costs associated with rebuilding the Building or other costs incurred resulting from damage by fire or other casualty or condemnation not otherwise the responsibility of LESSEE under this Lease; (xiv) any costs to correct original defects or latent defects in the Building; and (xv) all other items which under generally accepted accounting principles as consistently applied in the real estate industry for industrial buildings are properly classified as capital expenditures.

      (C) LESSEE shall pay interest, at an annual rate of eighteen (18%) percent from the date due, for any installment of rent or other payment which is not received by LESSOR within seven (7) days of said due date. LESSOR's failure during the Lease term to prepare and/or deliver any of the foregoing statements or invoices, or LESSOR's failure to make a demand under paragraph 7 or any other provisions of this Lease, shall not in any way cause LESSOR to forfeit or surrender its rights to collect any of the foregoing items of additional rent which may have become due during the term of this Lease.

      (D) The Additional Rent consisting of Real Estate Taxes and Operating Costs are to be paid on an estimated monthly basis with the Base
            Rent and will be adjusted upward or downward as called for by the actual expenses attributed to the premises on an annual basis (January 1 - December 31). LESSOR will submit a copy of the Annual Additional Rent Reconciliation to the LESSEE along with a bill, (which shall include copies of all invoices, property tax bills and with copies of cancelled checks), for any outstanding balance due LESSOR or a credit from any overpayments made to LESSOR by LESSEE. The current estimated Additional Rent is $1.50 per Square Foot annually, $2,164.50 monthly, (see Exhibit B),. Any additional amounts owing to Lessor from Lessee must be claimed by May 1 of the ensuing year or such amounts shall be waived.

8.    UTILITIES
      ---------
      LESSOR shall provide and maintain equipment required to adequately heat and cool the leased Property (68-72 degrees year-round) at its cost. LESSEE shall pay directly as they become due, all charges for utilities, including but not limited to, heat, fuel electricity, water, and telephone, used and/or furnished on the leased Property. No plumbing or electrical work of any type shall be done without LESSOR's approval and the appropriate municipal permit and inspector's approval. LESSEE hereby acknowledges that water connections are provided by LESSOR for domestic sanitary purposes only and no process water usage shall be permitted on the leased Property. LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the Property as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR. The LESSOR shall provide existing HVAC system in good working order, capable of maintaining 68-72 degrees of temperature, (year round),. Lessor represents to Lessee that all utilitities serving the

      Property of Lessee are separately metered except water, sewer, and common area/house electricity (of which charges Lessee shall be responsible for 33.42%).

9.    COMPLIANCE WITH LAWS
      --------------------
      LESSEE acknowledges that no trade, occupation, or activity shall be conducted in the leased Property or use made thereof, which will be unlawful improper, noisy or offensive or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the Property is situated or which tend to degrade the economic status or reputation of the building. LESSEE shall keep all employees working in the leased Property covered with Worker's Compensation insurance, and LESSEE shall be responsible for causing the Property and any work conducted therein to be in full compliance with the Occupational Safety and Health Act of 1970 and any amendments thereof.

10.   FIRE INSURANCE
      --------------
      LESSEE shall not permit any use of the leased Property which will make voidable any insurance on the Property of which the Leased Property is a part, or on the contents of said Property or which would be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, local fire department or similar body. LESSEE shall on demand reimburse LESSOR, and all other LESSEES, if applicable, for all additional insurance premiums caused by LESSEE's use of the Property.

11.   MAINTENANCE
      -----------
      (A)   LESSOR's  Obligations
            LESSOR agrees to keep in good order and condition the utility systems, mechanical systems, life safety systems, landscaping, driveways, parking, loading areas and the structural portions of the Property in the same condition as it is on the Commencement Date or as it may be put in, i.e. improvements, during the term of the Lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of conduct of LESSEE or those for which conduct the LESSEE is legally responsible, and, excepting any glass in the leased Property and any condition in the Property caused by any act or negligence of the LESSEE or any employee, agent servant or contractor of LESSEE. Without limitation, LESSOR shall not be responsible for the making of any improvements or repairs in the Property not expressly provided herein. Further, LESSOR shall never be liable for any failure to make repairs inside the leased Premises which, under the provisions of this section or elsewhere in this Lease, LESSOR has undertaken to make unless LESSEE has given notice to LESSOR of the need to make such repairs, or of a condition of the Property requiring repair and LESSOR has failed to commence to make such repairs within a reasonable time after receipt of such notice.

      (B)   LESSEE's  Obligations:
            LESSEE agrees to maintain, at its sole expense, all other aspects of the leased Property in the same condition as they are at the commencement of the term or as they may be put in as to improvements during the term of this Lease, normal wear and tear and damage by fire or other casualty only excepted, and whenever necessary, to replace light bulbs, plate glass and other glass therein, acknowledging that the leased Property is now in good order and the light bulbs and glass whole. LESSEE will properly control or vent all solvents, degreasers, or other similar substances, and shall not cause the areas surrounding the leased Property to be in anything other than a neat and clean condition, depositing all waste in appropriate receptacles. LESSEE shall not permit the leased Property to be overloaded, damaged, stripped or defaced nor suffer any waste and will not keep animals within the leased Property. Any maintenance which is necessitated by some specific aspect of LESSEE's use of the Property shall be at LESSEE's expense. LESSEE shall obtain written consent of LESSOR before erecting any sign on the Property or sign that may be visible from the exterior of the Property or Building. LESSEE shall be responsible for ordinary maintenance to the Premise's mechanical and electrical systems and/or wiring and/or units including but not limited to all heating, air conditioning, ventilation and other mechanical installation including but not limited to ordinary maintenance of said systems.

12.   ALTERATIONS
      -----------
      LESSEE shall not make any structural changes, alterations or additions to the leased Property, but LESSEE shall have the right, as its expense, from time to time, having first obtained LESSOR's written consent thereto (which consent shall not be unreasonably withheld) to make non-structural alterations, additions and changes in the leased Property; provided, however, that such alterations and changes shall not injure the safety of the structure of the leased Property, nor diminish its value and shall be done in a good workmanlike manner in a quality at least equal to the present construction and provided further that upon the LESSOR's request, LESSEE, at the expiration or other termination of this Lease, shall restore the leased Property to its original condition (but LESSEE shall only have the obligation to restore if LESSOR required this in writing as part of giving LESSOR's initial consent to the changes, alterations, or additions). All such allowed alterations shall be at LESSEE's expense. LESSEE shall not permit any mechanics liens, or similar liens, to remain upon the leased Property for labor and materials furnished to LESSEE in connection with work of any character performed to or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost or expense of any kind to LESSOR. Except as otherwise provided, upon expiration or earlier termination of this Lease, any such alteration, addition or change shall become part of the real estate and the Property of LESSOR. LESSEE further covenants and agrees to save LESSOR harmless and indemnified from all injury, loss, claims or damage to any person or Property occasioned by or arising out of any such work.

      The LESSOR has reviewed the LESSEE's proposed layouts and has accepted LESSEE's alterations and additions, (See Exhibit C),.

13.   ASSIGNMENT OR SUBLEASING
      ------------------------
      Except as to its subsidiaries, affiliates, parent or successors in interest, the Lessee shall not assign or sublet the whole or any part of the leased premises without the Lessor's prior written consent. Said consent shall not be unreasonably withheld, denied or delayed. Notwithstanding such consent, Lessee shall remain liable to Lessor for the payment of all rent and for the full performance of the covenants and conditions of this Lease.

      Lessee shall have the right to assign the Lease to any of its subsidiaries, parent, affiliates or working partnership or surviving company resulting from a merger or sale of assets of the Lessee, without Lessor's consent. In no event shall such assignment release the original tenant. However Lessor shall be notified in the event of any change.

14.   SUBORDINATION
      -------------
      This Lease, and LESSEE's interest hereunder, shall be subject and subordinate to the lien of any and all present or future mortgage or mortgages upon the leased Property or any property of which the leased Property is a part irrespective of the time of execution or recording of any such mortgage or mortgages. The word "mortgage"(s) as used in this Paragraph shall mean mortgages, deeds of trust, and any other similar instruments in the nature of a mortgage at any time hereafter, and all modifications, extensions, renewals and replacements thereof, and any and all advances thereunder. LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages or other such instruments in the nature of a mortgage and in any event, LESSEE hereby appoints LESSOR attorney-in-fact irrevocable of LESSEE to execute, acknowledge and deliver any and all further instruments required to affect any such subordination, if required by the holder of any mortgage or other such instrument in the nature of a mortgage. As long as the Tenant is provided the quiet enjoyment and nondisturbance of the Premises. Notwithstanding the forgoing, LESSEE's obligations to subordinate this Lease is conditioned upon Lessee's receipt of a nondisturbance agreement whereby Lessee's rights hereunder are not interfered with provided that Lessee is not in default of this Lease. Lessor shall use commercially reasonable efforts to secure a nondisturbance agreement from any current mortgagee.

15.   LESSOR'S ACCESS
      ---------------
      LESSOR or its Agents shall have the right to enter the lease Property at all reasonable hours for the purpose of inspecting or making repairs to the same, and LESSOR shall also have the right to make access available at all reasonable hours, after reasonable notice, to prospective or existing mortgagees or purchasers of the leased Property or the Property of which the leased Property is a part. For a period commencing twelve (12) months prior to the expiration of the term of this Lease, LESSOR shall have reasonable access at all reasonable hours to the leased Property for the purpose of exhibiting the same to prospective tenants. At any time within the twelve- (12) months before the expiration of the term, LESSOR may affix to any suitable part of the Property of which the Property is a part, a sign and keep the same so affixed without hindrance or molestation.

16.   SNOW REMOVAL
      ------------
      The plowing of snow from all roadways, access ways and unobstructed parking and loading areas shall be the responsibility of LESSOR with LESSEE paying its proportionate share for the costs thereof as provided for in Paragraph 7 hereinabove. The control of snow and ice on all steps serving the leased Property and all other areas not readily accessible to plow shall be the sole responsibility of LESSEE. Notwithstanding the foregoing, however, LESSEE shall hold LESSOR harmless from any and all claims by LESSEE, LESSEE's agents, representatives, employees or business invitees for damage or personal injury resulting in any way from snow or ice on any areas serving the leased Property, the removal of which is Lessee's responsibility.

17.   RUBBISH REMOVAL
      ---------------
      LESSEE shall utilize any independent rubbish or trash removal service or their choice and at the LESSEE'S expense, and Lessor shall provide Lessee with a location for a dumpster at no additional cost.

18.   COMMON AREAS AND PARKING
      ------------------------
      LESSEE shall have the right, without additional charge, to use up to 40 parking spaces in the parking facilities provided for the leased Property, stairs, walkways or other areas in common with the others entitled to the use thereof for reasonable access to the leased Property. Said parking areas plus any stairs, walkways or other common areas shall in all cases be considered extensions of the leased Property to the extent that they are utilized by LESSEE, or LESSEE's employees, visitors or business invites. LESSEE shall not obstruct in any manner any portion of the building or the walkways or approaches to said building and will conform to all reasonable rules and regulations now or hereafter made by LESSOR for parking and for the care, use, or alteration of the building, its facilities and approaches provided that any such rules and regulations are applicable to all occupants of the building and are uniformly enforced. LESSEE further warrants that LESSEE will not permit any employee or visitor to violate this or any other covenant or obligation of LESSEE. No vehicle shall be stored or left in any parking area for more than three (3) nights without LESSOR's written approval. Unregistered or disabled vehicles or storage trailers of any type may not be parked overnight at any time. LESSEE agrees to assume all expense and risk for the towing of any misparked vehicle belonging to LESSEE or
      LESSEE's agents, employees, business invites or callers at any time. LESSOR shall have the right from time to time, to (A) change the size of any common facility, (B) change the location and nature of any common facility, (C) make, and from time to time change, reasonable rules and regulations relating to the use of the common facilities, (D) employ police officers to enforce such rules and regulations and to regulate the conduct of persons using the common facilities, (E) designate specific parking areas or other facility or portions thereof for use by occupants of the leased Property and their employees and agents and to change from time to time the arrangement of parking areas, (F) temporarily close any common facilities to make repairs or changes or to prevent the acquisition of easements or a dedication to public use, or to discourage use of such facilities by anyone not entitled thereto, and (G) do any other act or thing respecting the common facilities which in LESSOR's sole judgment may be desirable to improve the convenience and utility of the common facilities to the occupants of the Property and their customers. Notwithstanding the foregoing, no alteration shall materially change access to the Premises or change the number of parking spaces available to Lessee.

19.   INDEMNIFICATION
      ---------------
      A. To the maximum extent that this agreement may be made effective according to the law, LESSEE agrees that it will protect and indemnify  LESSOR and save  Lessor  harmless  from and  against  all liabilities, obligations, claims damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) imposed upon or incurred by or asserted against LESSOR by third party (a) by reason of LESSEE's use of the leased premises or by conduct of its business or from any activity, work or thing done, permitted or suffered by LESSEE, in or about the leased premises, or (b) in any manner related to the maintenance, use or disposal of any oil or hazardous material, as defined in Chapter 21E of the General Laws by the LESSEE, its agents, servants or employees, unless, in either situation, caused by the LESSOR, his agents, servants or employees, provided, however, that LESSOR notifies LESSEE of such claim in writing within ten (10) days following receipt of the notice. LESSEE shall control defense thereof. If LESSOR desires to join any defense of such claim, it shall be entitled to do so at its sold cost and expense. LESSOR agrees to cooperate with LESSEE and its counsel. LESSOR represents to LESSEE that to the best of its knowledge without inquiry, as of the date of this lease, there does not exist on, in or under the Property or Building any oil or hazardous material, as defined in Chapter 21E of the General Laws. If any such hazardous material is discovered at any time during the term of this lease, LESSOR shall indemnify, defend and hold LESSEE harmless from and against and all claims, liabilities, actions, judgments, and damages directly resulting from the presence and/or removal of such hazardous material, unless caused by the acts of the LESSEE or LESSEE's employees while in or around the Property or Building, provided that in no event shall LESSEE be responsible for any conditions existing prior to the date of this lease. LESSOR shall defend, indemnify and save LESSEE harmless from and against all liabilities, claims, judgments, costs and expenses, including, but not limited to, reasonable attorneys' fees, to the extent arising by reason of any negligent or tortuous act on the part of LESSOR or any of its employees or agents.

      B. To the maximum extent that this agreement may be made effective according to the law, LESSOR agrees that it will protect and indemnify  LESSEE and save  Lessee  harmless  from and  against  all liabilities, obligations, claims damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) imposed upon or incurred by or asserted against LESSEE by third party (a) by reason of LESSOR's ownership or use of the leased premises or the building or property of which the leased premises constitutes a portion or by conduct of its business or from any activity, work or thing done, permitted or suffered by LESSOR, in or about the leased premises or the building or property of which the leased premises constitutes a portion, or
            (b) in any manner related to the maintenance, use or disposal of any oil or hazardous material, as defined in Chapter 21E of the General Laws by the LESSOR, its agents, servants or employees, unless, in either situation, caused by the LESSEE, his agents, servants or employees, provided, however, that LESSEE notifies LESSOR of such claim in writing within ten (10) days following receipt of the notice. LESSOR shall control defense thereof. If LESSEE desires to join any defense of such claim, it shall be entitled to do so at its sold cost and expense. LESSEE agrees to cooperate with LESSOR and its counsel.

20.   LESSEE'S LIABILITY INSURANCE
      ----------------------------
      During the term of this Lease and any extension thereof, LESSEE, at LESSEE's own cost and expense shall maintain or cause to be procured and maintained, in the names of LESSOR and LESSEE, a policy or policies of general liability insurance and/or comprehensive Commercial Liability Insurance against claims and damages in connection with the Property in amount of not less than One Million ($1,000,000.00) Dollars with respect to injuries or deaths suffered in any one accident and Two Million ($2,000,000.00) Dollars per location and in the amount of not less than One Million ($1,000,000.00) Dollars with respect to damage to property. LESSEE covenants and agrees that LESSEE, will upon demand, as often as reasonably requested by LESSOR and within 30 days after the Commencement Date, furnish to LESSOR a complete list, statement and description of all insurance, together with certificates from each insurance company issuing any thereof, that the same is in full force and effect, that all premiums have been paid, and that the same will not be canceled except upon (30) days written notice to LESSOR by registered or certified mail, return receipt requested. Renewal Certificates of Insurance shall be delivered to the LESSOR at least fifteen (15) days in advance of each renewal date. LESSEE agrees that the insurance coverages required under paragraph 20 shall be written by: a company or companies authorized to do business in the Commonwealth of Massachusetts within an A.M. - Best rating of "A", VIII or better.

21.   FIRE, CASUALTY, EMINENT DOMAIN AND DEMOLITION
      ---------------------------------------------

      (A) Should 25% or more of the Premises or of the property of which it is a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, LESSOR or LESSEE may elect to terminate this Lease. In addition, if such fire, casualty or taking renders 25% or more of the Premises unusable, LESSEE may elect to terminate this Lease, provided that if LESSEE does not terminate this Lease, a just and proportionate abatement of rent shall be made. LESSEE may elect to terminate this Lease if LESSOR fails to restore the Premises to the same condition existing immediately prior to the date of fire or casualty (excluding the restoration of any tenant improvements made by LESSEE) within ninety (90) days thereafter. LESSOR shall not be liable for any inconvenience or annoyance to LESSEE or for injury to the business of LESSEE resulting from excused delays in connection with restoration delays which may arise by reason of adjustment of insurance, reasonable delays on account of "labor troubles" or other cause beyond the LESSOR's reasonable delays on account of "labor troubles" or other cause beyond the LESSOR's reasonable control.

            LESSOR reserves and the LESSEE grants to LESSOR all rights which the LESSEE may have for damages or injury to the Premises for any taking by eminent domain, except for damage to LESSEE's improvements, fixtures, property or equipment and relocation expense.

            The provisions of this paragraph as it relates to fire and casualty shall govern in the case of damage or destruction of the Building or any part thereof and restoration thereof due to a fire or casualty notwithstanding any inconsistent provisions of this Lease.

            Not withstanding anything to the contrary in this Paragraph, the provisions hereof shall be subject and subordinate to the rights contained in any of LESSOR's mortgage financing documents affecting the Property.

      (B) Waiver of Subrogation: LESSOR and LESSEE hereby release each other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage covered by property insurance or coverable by a customary form of policy of the insurance required under subsection C below, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only to the extent permitted by law. LESSOR and LESSEE each agree that it will request its insurance carriers to include in it policies, whether or not such policies are required hereunder, a clause or endorsement to the effect that any such release shall not adversely affect such policies or prejudice the right of the releaser to recover thereunder. If extra cost shall be charged, each party will bear the amount of its extra cost.

      (C)   Lessor's   Insurance:   LESSOR  shall  maintain   all-risk  property
            insurance with respect to the Building in an amount equal to the full replacement value of the Building.

22.   BROKERAGE
      ---------
      Each party warranties that they have only spoken with Coldwell Banker and Vesper Realty Advisors, Inc. regarding the lease on this property. Lessor shall pay these two brokers. LESSEE shall in no event bear any cost or expense of brokerage commissions or fees for the above brokers in the negotiation of this Lease at this time. LESSEE agrees to indemnify and hold the LESSOR harmless if such warranty or representation shall be deemed untrue.

23.   SIGNS
      -----
      LESSEE shall not erect any sign on the leased Property without the written consent of the LESSOR (which shall not be unreasonably withheld, delayed, or conditioned); and in the event of LESSOR's consent, LESSEE shall only place such signs as shall be of such size, style, color, and working and in such location as LESSOR shall in its sold direction deem necessary in order to maintain an aesthetically pleasing appearance for the land and building of which the leased Property is a part.

24.   DEFAULT, BANKRUPTCY AND ACCELERATION OF RENT
      --------------------------------------------
      In the event that, (A) LESSEE shall be declared bankrupt or insolvent according to law, or if any assignment shall be made of LESSEE's property for the benefit of creditors or, (B) LESSEE shall default in the payment of any installment of rent or other sums herein specified and such default shall continue for ten (10) days after written notice thereof, of (C) LESSEE shall default in the observance or performance of any other of LESSEE's covenants, agreements or obligations hereunder and the effect of any such default shall not have been cured or LESSEE shall not have commenced and diligently prosecuted the same at all times thereafter within thirty (30) days after written notice of said default from the LESSOR, then LESSOR shall have the right thereafter while such default continues and without demand or further notice, to re-enter and take complete possession of the Premises, to declare the term of this Lease ended and to remove LESSEE's effects without being guilt of any manner of trespass and without prejudice to any remedies which might be otherwise used for arrears of rent or other default or breach of covenant.

      LESSEE shall indemnify LESSOR against all loss of rent and other payments that LESSOR may incur by reason of such termination during the remainder of the term. If LESSEE shall default, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any Paragraph of this Lease, LESSOR upon ten (10) days written notice to LESSEE, without being under any obligation to do so and without thereby waiving such default, may remedy the same for the account of and at the expense of LESSEE. If
      LESSOR pays or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of ten percent per annum and costs, shall be paid to LESSOR by LESSEE as additional rent. LESSEE further agrees to pay all reasonable attorneys' fees if LESSOR obtains a judgment against LESSEE incurred by LESSOR in enforcing non-payment of rent.

25.   NOTICE
      ------
      All notices or other communications shall be deemed given and delivered to the respective parties five (5) business days after mailed, by registered or certified mail, postage and registration or certification charges prepaid, addressed to the parties at the addresses set forth below or by constable except that either party may, by written notice to the other, designate another address which shall thereupon become the effective address of such party for the purposes of this paragraph. All notices shall be sent to the following:

      To the LESSOR:
                                         Mr. Anthony Moda, Trustee
                                         Adom Realty Trust
                                         (978) 372-7757
                                         naturespalette@comcast.net
                                         P.O. Box 132
                                         West Boxford, Massachusetts 01885

      To the LESSEE:
                                         Terabeam/YDI Wireless, Inc.
                                         Mr. Dana Wheeler
                                         (978) 974-0931
                                         dwheeler@terabeam.com
                                         ---------------------
                                         22 Parkridge Road
                                         Haverhill, Massachusetts 01835

      With Copy to:
                                         YDI Wireless, Inc.
                                         2115 O'Nel Drive
                                         San Jose, CA  95131
                                         Attn:  Chief Financial Officer
                                         Main: (408) 731-2700
                                         Fax:  (408) 731-3675

26.   OCCUPANCY
      ---------
      LESSOR agrees that LESSEE shall have the right to access the Premises from and after the mutual execution and delivery of this Lease, in order to prepare the Premises for LESSEE's occupancy. In the event that LESSEE takes possession of the Premises prior to the commencement of the term of this Lease, LESSEE covenants and agrees to perform and observe all of LESSEE's covenants herein from the date upon which LESSEE takes possession except its obligation for the payment of any rent. In the event that LESSEE remains after the agreed expiration date of this Lease without the written permission of LESSOR then all other terms of this Lease shall continue to apply except that LESSEE shall be liable to LESSOR for any and all loss, damages or expenses incurred by LESSOR, and rent shall be due in monthly installments at a rate of one hundred and fifty (150%) percent of that which would otherwise be due under this Lease, it being understood between the parties that such extended occupancy as a tenant at sufferance is solely for the benefit and convenience of LESSEE and as such has greater value.

27.   FIRE PREVENTION
      ---------------
      LESSEE agrees to use every reasonable precaution against fire and agrees to provide and maintain approved, labeled fire extinguishers and maintain emergency lighting equipment within the leased Property as required or recommended by the New England Fire Insurance Association (or successor organization), OSHA or local authorities or similar entity. LESSOR represents that the leased Property currently contains emergency lighting equipment within the leased Property as required or recommended by the New England Fire Insurance Association (or successor organization), OSHA or local authorities or similar entity.

28.   OUTSIDE AREA
      ------------
      No goods or things of any type or description shall be held or stored outside the leased Property at any time without the express written approval of LESSOR.

29.   ENVIRONMENT
      -----------
      LESSEE will so conduct and operate the leased Property as not to interfere in any manner with the use and enjoyment of other portions of the same or neighboring buildings by other reason of odors, smells, noise, accumulation of garbage or trash, vermin or other pests or otherwise and will at its expense employ a professional pest control service if necessary. LESSEE agrees to maintain efficient and effective devices for preventing damage to heating equipment from harmful solvents, degreasers, cutting oils, and similar substances which may be used within the Property. No hazardous waste or chemical waste of any sort shall be stored or allowed to remain within the leased Property at any time.

30.   RESPONSIBILITY
      --------------
      If either party is delayed, hindered or prevented from the performance of an obligation because of strikes, lockouts, labor troubles, the inability to procure materials, power failure, restrictive governmental laws or regulations, riots, insurrection, war or another reason not the fault of the party delayed, but not including financial inability, the performance shall be excused for the period of delay. The period for the performance shall also be extended for a period equal to the period of delay. Notwithstanding the foregoing, LESSEE shall not be excused from the prompt payment of rental, additional rental or other payments. It shall be a condition of LESSEE's right to claim an extension that LESSEE notify LESSOR, in writing, within 10 days after the occurrence of the cause, specifying the nature of the cause and the period of time necessary for performance. LESSOR shall not be held liable to anyone for loss or damage caused in any way by the use, leakage or escape of water, or for cessation of any service or utility rendered customarily to said Property or buildings or agreed to by the terms of this Lease, due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, weather conditions, or mechanical breakdowns, to trouble or scarcity in obtaining fuel, electricity, service or supplies from the sources which they are usually obtained for said building or to any cause beyond the LESSOR's immediate control.

31.   SURRENDER
      ---------
      LESSEE shall at the expiration or earlier termination of this Lease remove all of LESSEE's good and effects from the Premises (including, without hereby limiting the generality of the foregoing, all lettering, affixed or painted by the LESSEE, either inside or outside the Property). LESSEE shall deliver to LESSOR the Premises (subject to reasonable wear and tear and damage by other casualty) and all keys, locks thereto, and other fixtures and equipment connected therewith to the extent installed by LESSOR and all alterations, additions and improvements made to or upon the Premises, including, but not limited to, any offices, partitions, plumbing and plumbing fixtures, air conditioning equipment and duct and plumbing fixtures, air conditioning equipment and duct work of any type, exhaust or heaters, burglar alarms, telephone wiring, air or gas distribution piping, compressors, to the extent that the foregoing are attached to the walls or floors and all electrical work, including but not limited to, lighting fixtures of any type, wiring conduits, distribution panels, bus ducts, raceways, outlets and disconnects. Lessee shall not be obligated to restore the Premises to its pre-occupancy status. LESSEE shall deliver the Premises in a clean and neat order and in the same conditions as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. LESSEE shall have the right to remove any trade fixtures, equipment or personal property owned by LESSEE and located in the Premises. In the event of LESSEE's failure to remove any of the foregoing from the Premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any such property at LESSEE's expense, or to retain the same under LESSOR's control or to sell at public or private sale without notice, any or all the property not so recovered and to apply the net proceeds from such sale to the payment of any sum due hereunder, or to destroy such property which shall be conclusively deemed to have been abandoned.

32.   WAIVER
      ------
      One or more waivers of any covenant, condition or agreement contained herein shall not be construed as a waiver of a further breach of the same covenant, condition or agreement or of any other covenant, condition or agreement and a consent or approval by one party to any act by the other requiring such consent or approval shall not he deemed a waiver or render unnecessary consent or approval to any subsequent similar act.

33.   NO ABATEMENT OF RENT
      --------------------
      The obligation of LESSEE to make all payments of rent and any additional rent in the form of real estate taxes, operating costs or otherwise shall be absolute and unconditional and shall not be subject to set off, recoupment or counterclaim, except as expressly set forth herein or as otherwise provided by the laws of the Commonwealth of Massachusetts.

34.   BENEFIT
      -------
      All covenants, agreements, conditions and undertakings under this Lease shall extend to and be binding upon the legal representatives, successors and assigns of the respective parties hereto.

35.   GENERAL
      -------
      (A) Every term and provision of this Lease shall be deemed of the essence and every breach thereof material to the LESSOR. (B) All representations, warranties and agreements of the parties in this Lease shall be deemed special, unique and extraordinary; and any breach thereof by the parities shall be deemed to cause the other party irreparable injury not property compensable by damages in an action of law, and the rights and remedies of the parties hereunder may therefore be enforced both at law and in equity, by injunction or otherwise. (C) All rights and remedies of each party shall be cumulative and not alternative, in addition to and not exclusive of any other right or remedy to which such party may be lawfully entitled in case of any breach or threatened breach of any terms or provisions herein except as otherwise expressly provided herein. (D) The rights and remedies of each party shall be continuing and not exhausted by any one or more uses, thereof, and may be exercised at any time or from time to time and as often as maybe expedient; and any option or election to enforce any such right or remedy may be exercised or changed at any time or from time to time. (E) This Lease sets forth the entire agreement by the parties, and no custom, act, forbearance, or words of silence at any time, gratuitous or otherwise, shall impose any additional obligation or liability upon either party or waive or release either party from any default or from the performance or fulfillment of any obligation or liability, or operate as against either party as a supplement, alteration, amendment or change of any term or provision set forth herein, including this clause, unless set forth in a written instrument duly executed by such party expressly stating that it is intended to impose such an additional obligation or liability to constitute such a waiver or release, or that it is intended to operate as such a supplement, alteration, amendment or change. (F) If any term or provision of this Lease or the application thereof to any person, Property or circumstance shall to any extent be invalid or unenforceable, the remaining terms and provisions shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by Law. (G) The various headings of this Lease Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof. (H) This Lease shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

36.   OPTION TO RENEW
      ---------------
      In the event that LESSEE is not in default beyond any applicable notice and cure period of any of the provisions of this Lease at the time of its exercise of the option hereunder and for the period of time continuing to the expiration of the initial term of the initial term or the renewal term, if any, the LESSEE shall have the right and option to extend this Lease for one additional term(s) of five (5) year(s) each by giving written notice of its desire to so extend this Lease one hundred and eighty (180) days at least prior to the expiration of the initial term or any such renewal term. Upon the giving of any such notice, the term of this Lease shall automatically be extended for an additional period of five (5) year(s) without the necessity for the execution of any other instrument in confirmation thereof. LESSOR and LESSEE shall execute and deliver any such reasonable instrument as either may reasonably request for the purpose of confirming this Lease and the exercise of any such extension right. Except for the rights of extension which have theretofore been exercised and the rent payable during any such extension period, any such extension shall be upon all of the same terms, conditions and provisions herein contained. References in this Lease to the term hereof shall be deemed to include any renewal term for which the original term may be so extended. The base rent due and payable by LESSEE during any such renewal term shall be in an amount equal to 95% of the then current "Fair Market Value" as defined, provided that in no event shall the Base Rent be less than the Base Rent being paid by LESSEE immediately prior to the applicable renewal term. For purposes hereof, Fair Market Value means the annual rent per for square foot for the Premises as of the commencement of the applicable renewal term that a willing tenant would pay, and a willing landlord would accept, in arms-length bona fide negotiations, taking into account any pertinent factors, including, but not limited to, the effective annual rates per leasable square foot for substantially comparable buildings containing manufacturing, office space under leases recently or then being entered into in the Haverhill, Massachusetts area. Within thirty (30) days of LESSOR's receipt of LESSEE's exercise of its applicable renewal option, LESSOR agrees to provide LESSEE with LESSOR's initial estimate of Fair Market Value for the applicable renewal term. If LESSEE agrees with LESSOR's estimate of Fair Market Value, LESSEE may accept such estimate by delivering written notice to LESSOR in which event Base Rent for the applicable renewal term shall equal LESSOR's estimate of Fair Market Value. If LESSEE disagrees with LESSOR's estimate of Fair Market Value, LESSOR and LESSEE shall negotiate in good faith to determine Fair Market Value for the thirty (30) day period following LESSOR's initial estimate. If after such period, LESSOR and LESSEE are still unable to agree on Fair Market Value, the Fair Market Value shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

37.   SEVERABILITY
      ------------
      If any term or condition of this Lease be held unenforceable, the remaining terms and conditions shall remain binding upon the parties as though said unenforceable provision were not contained herein.

38.   RULES AND REGULATIONS
      ---------------------
      LESSEE agrees to comply with the rules and regulations set forth in the Addendum I attached to this Lease as to the use and/or occupancy of the Premises and land and buildings of which the same form a part, and the same are incorporated by reference herein and made a part of this Lease.

39.   ENTIRE AGREEMENT
      ----------------
      This Lease sets forth the entire agreement between the parties and cannot be modified or amended except in writing duly executed by the respective parties.

40.   RECORDING
      ---------
      A short form version of this Lease shall be recorded in the Essex Registry of Deeds, Salem, Essex County, Massachusetts.

41.   ADDENDUM
      --------
      The riders and exhibits attached hereto are incorporated herein by this reference.

               Addendum 1       Rules and Regulations
               Addendum 2       LESSOR's and LESSEE's Work
               Addendum 3       LESSEE's Early Termination Right
               Exhibit A        The Premises
               Exhibit B        Estimated Additional Rent Schedule
               Exhibit C        LESSEE's Alterations and Additions Layout

42.   TRUSTEE AS LESSOR
      -----------------
      If the LESSOR is a trust or a trustee or trustees, it is agreed that no trustee nor any beneficiary under any agreement or declaration of trust under which said trust exists or by virtue of which such trustees act, shall be personally liable under any of the covenants or agreements of the parties expressed herein or implied hereunder, or otherwise because of anything arising from or connected with the use and occupation of the demised Property by the LESSEE and the parties agree that any and all claims arising or accruing to them hereunder shall be enforced and satisfied only against the assets and Property of said trust and not in any case against trustees or any of them or their successors in trust individually.

43.   AUTHORITY:
      ---------
      If LESSEE is a corporation, each person executing this Lease on behalf of the LESSEE hereby covenants, represents and warrants that LESSEE is a duly incorporated or duly qualified (if foreign) corporation and validly existing and in good standing and is authorized to do business in the Commonwealth of Massachusetts (a copy of evidence thereof to be supplied to LESSOR upon execution of the Lease and upon request); and that each person executing this Lease on behalf of LESSEE is an officer of LESSEE and that he or she is fully authorized to execute, acknowledge and deliver this Lease to LESSOR (a copy of a resolution to that effect to be supplied to LESSOR upon execution of this Lease and upon request).

44.   FIRST OPTION FOR ADDITIONAL SPACE.
      ---------------------------------
      The Landlord shall notify the Tenant when additional space becomes available in the building of which Lessee is leasing a portion by this Lease. The notice shall contain the Lease Price and other Terms and conditions for the Tenants consideration. The Tenant shall have 30 days from the postmarked date to respond to the Landlord. Upon Landlords receipt of a positive response from the Tenants, the parties shall negotiate and sign a Lease Amendment within 30 days or the Landlord shall have the right to Offer the space to a third party.

      If the Tenant does not respond to the Landlord by the 31st day the Landlord shall have the right to put the space on the market. However, the Landlord shall notify the Tenant each and every time space becomes available within the subject premises.


45.   LESSOR REPRESENTATIONS.
      ----------------------
      LESSOR represents to LESSEE, as an inducement to LESSEE to enter into this Lease, as follows:

            (a) LESSOR is the owner of the Property in fee simple and is not aware of any matter impacting the title which would limit or interfere with the LESSEE's use and enjoyment of the Property;

            (b) LESSOR has not received notice from any governmental authority that the Property is not in compliance with applicable laws;

            (c) LESSOR represents that there is no mortgage currently affecting the Property (except the mortgage of which LESSOR has provided notice to LESSEE);

            (d) LESSOR represents that the LESSOR is current on all real estate tax obligations to Haverhill;

            (e) LESSOR represents that the LESSOR has no knowledge of any hazardous materials or hazardous substances, as those terms are defined under Massachusetts State Laws and Regulations, present at the Property; and

            (f) LESSOR represents that the Property is served by public water and a public sewer system.

      IN WITNESS WHEREOF, the LESSOR and LESSEE have executed or have caused their properly representatives to duly execute on the date and year first above written intending this document to take effect as a sealed instrument.


                                               LESSOR:
                                               Adom Realty Trust




         /s/ Stephen A. DeSisto                /s/ Antonio Moda
         ----------------------                ----------------------
         WITNESS                               By:   Antonio Moda
                                               Its:  Trustee



                                               LESSEE:
                                               YDI Wireless, Inc.


         /s/ Philip E. Dowling                 /s/ David L. Renauld
         ----------------------                ----------------------
         WITNESS                               By:   David L. Renauld
                                               Its:  Vice President

ADDENDUM I
----------


RULES AND REGULATIONS EXHIBIT
-----------------------------

1. In the event the LESSEE shall desire to place any shades, coverings, decorations, or the like upon any windows in the leased Property, LESSEE shall only utilize vertical blinds for such purposes, which blinds shall first be approved by LESSOR, said approval not to be unreasonably withheld.

2. LESSEE hereby acknowledges that LESSOR maintains high pressure sodium lights on or about the leased Property which provide exterior lighting for the safety and convenience of all the LESSOR's tenants and a portion of said high pressure sodium lights are regulated by circuit breakers located with the leased Property. LESSEE shall not, at any time during this Lease or any extension thereof, in any manner interfere with the automatic on/off device for said high pressure sodium lights nor shall LESSEE at any time interfere with the electricity being provided to said lights or place the circuit breakers with the leased Property in such a position as to prevent electricity from being provided to said lights.

3. LESSEE shall not obstruct any pedestrian walks, entrances, or exits to the building in which the leased Property are situated, or any common areas or facilities, with anything, or in any manner whatsoever, and shall not obstruct any and all entrances, exists, curb cuts, or walks serving the land and building of which the leased Property are a part, nor create or suffer any hazardous condition therein or thereat.

4. LESSEE shall not leave, place, or dispose of any litter, refuse, garbage, or things outside the leased Property other than garbage or refuse in containers or receptacles expressly designate by LESSOR for that purpose, as and where so designated. All refuse and garbage shall be removed by LESSEE from the leased Property and deposited and disposed of in containers, in a manner and at time acceptable to LESSOR.

5. Receiving, shipping, loading, and unloading by LESSEE shall be done at the loading dock or docks, serving the leased Property; and LESSEE, and its employees, agents or invites shall exercise due care and safety precaution with respect to the same.

6. LESSEE shall not conduct, advertise or suffer the occurrence of any auction sale, bankruptcy sale, going out of business sale, distress sale or the like at the leased Property or at the land and buildings of which the leased Property are a part.

7. LESSEE shall keep the leased Property clean and free of refuse at all times, shall paint the interior of the leased Property when reasonably necessary, and shall use pest extermination as and when required and whenever LESSOR shall direct.

8. LESSOR shall comply with all applicable laws and governmental authorities regarding this use and occupancy of the leased Property as said laws may from time to time appear and/or be amended.

9. LESSEE shall keep and maintain temperatures at the leased Property sufficiently high to prevent freezing of, or interference with, any flow in pipes in, at, and about the leased Property.

10. LESSEE shall not attach, display, or maintain on the outer walls, doors, windows, or roof of the leased Property or the building of which the same form a part, any sign, awning, aerial, lettering matter or thing of any kind without LESSOR's prior written consent which consent shall not be unreasonably withheld. In the event LESSOR grants approval to LESSEE for the display or erection of any sign, display or lettering, LESSEE shall maintain and keep the same in good repair, good appearance and good working order at all times and make all replacements thereto as when required to keep the same in such condition.

11. LESSEE shall not use sound device which shall be deemed objectionable to LESSOR or other tenants, including, but not limited to loud speakers, microphones, transmitters, amplifiers, or phonographs, which sounds can be heard from outside of the leased Property.

12. LESSEE shall not do anything which may damage the personal property of any business or occupant at the building in which the leased Property is located or any part thereof, or be a nuisance to their tenants locate therein.

13. The plumbing facilities, drains and lines in or about the leased Property shall not be used by LESSEE or anyone under its control for any purpose other than that for which they were constructed, nor shall LESSEE put (or dispose of) any foreign substance therein of a kind other than that for which such facility was specifically designed, or permit such event to occur; and all costs and expenses of repairing, replacing or restoring said facilities or equipment by reason of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by LESSEE.

14. LESSEE shall not burn any trash or garbage of any kind in or about the leased Property, the building and land of which leased Property are a part, or within one thousand feet of the outside property lines of said land and building.

15. LESSEE shall not use nor suffer the use of the respective portions of the land of which leased premises are a part of any purposes other than those designated by LESSOR, to wit: parking areas for parking of vehicles used in the business conducted in the leased premises, employee parking, and parking for business invitees; loading docks for the loading and unloading of vehicles transporting material or equipment to or from the leased premises; and curb cut and turn around areas for the unobstructed passage of vehicles of and from said areas.



                                                  Initials



                                                  /s/ DLR
                                                  -----------------

ADDENDUM II

I. LESSOR'S WORK
   -------------

The LESSOR shall complete prior to the LESSEE taking occupancy the following:

A)    Separation of the electrical power.
B)    Separation of HVAC ducts and piping and controls.
C) Construct a firewall between the premises from the balance of the building including the office space on the first and second floors.




                                                  Initials



                                                  /s/ DLR
                                                  -----------------

ADDENDUM III

LESSEE'S EARLY TERMINATION RIGHT
--------------------------------

The LESSEE shall have the right to terminate this Agreement at any time after the end of the 60th month of the term. The LESSEE shall provide the LESSOR with eight months advance notice of the LESSEE's intent to terminate this Lease Agreement under this Addendum III (which notice may be given prior to the 60th month of the term). Upon termination, Lessee shall pay Lessor a penalty of $29,220.75 plus the remaining unamortized portion of brokerage costs (Amortization Schedule - Exhibit D). The brokerage costs are being amortized over the 10-year lease at an 8% interest rate.




                                                  Initials



                                                  /s/ DLR
                                                  -----------------

                                    EXHIBIT A



                                  THE PREMISES

                                 Graphic omitted

                                    EXHIBIT B



                                 ADDITIONAL RENT
                                 ---------------

                              Estimated Budget 2005
                              ---------------------



Total Building Square Feet 51,800 square feet
Lessee Premises            17,316 square feet
Lessee Pro Rata Share           33.42 percent

CAM Charges                                  Annual       Monthly         PSF
-----------                                  ------       -------         ---

Real Estate Taxes                          $42,000.00   $ 3,500.00    $     0.28
Insurance                                  $ 8,000.00   $   667.00    $     0.15
Snow Removal                               $ 2,200.00   $   183.00    $     0.03
Landscaping                                $ 1,800.00   $   150.00    $     0.03
Common Utilities                           $            $             $
Maintenance and Repairs                    $ 1,000.00   $    84.00    $     0.02
Management Fee                             $23,000.00   $ 1,916.00    $     0.45
                                           ----------   ----------
                                           $78,000.00   $ 6,500.00
                                           =======================
         Cost per SqFt                     $     1.51   $     0.13    $     1.50

CAM + NNN
Cost per SqFt                              $     1.50

LESSEE Annual Pro Rata Share of expenses   $25,974.00
LESSEE Monthly Pro Rata Share of expenses  $ 2,164.50





                                                  Initials



                                                  /s/ DLR
                                                  -------------------

                                    EXHIBIT C



                   LESSEE'S ALTERATIONS AND ADDITIONALS LAYOUT
                   -------------------------------------------